SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 30, 1998
                Date of report (Date of earliest event reported)


                             BINKS SAMES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       1-1416                  36-0808480
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


        9201 WEST BELMONT AVENUE
        FRANKLIN PARK, ILLINOIS                                     60131
(Address of Principal Executive Office)                          (Zip Code)


                                  847/671-3000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         See attached press release issued by Binks Sames Corporation on September 30, 1998 (the "Press Release") regarding the completion of the sale by the Company of certain of its assets to Illinois Tool Works Inc. ("ITW"). The information set forth in the Press Release is incorporated herein by reference.

         A copy of the Amendment to the Agreement of Purchase and Sale of Assets and Stock between the Company and ITW is attached hereto as Exhibit 99.2

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS

Exhibit No.       Description
----------        -----------

 99.1             Press Release dated September 30, 1998.

 99.2 Amendment to Agreement of Purchase and Sale of Assets and Stock dated as of September 30, 1998 by and between the Company and Illinois Tool Works Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    BINKS SAMES CORPORATION
                                    (Registrant)

Date:    October 9, 1998            By: /s/ Arnold H. Dratt
         ---------------------      -----------------------------------------
                                        Arnold H. Dratt
                                        President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

  99.1            Press Release dated September 30, 1998

  99.2 Amendment to Agreement of Purchase and Sale of Assets and Stock dated as of September 30, 1998 by and between the Company and Illinois Tool Works Inc.